UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23575

                                             KKR Real Estate Select Trust Inc.

(Exact name of registrant as specified in charter)

            30 Hudson Yards, New York, NY 10001

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

KKR Registered Advisor LLC

30 Hudson Yards

                                             New York, NY 10001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 750-8300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

Real Estate Select Trust Inc.

Semi-Annual Report

June 30, 2021 (Unaudited)

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Fund at 1-855-844-8655.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 1-855-844-8655. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

The KKR Real Estate Select Trust, Inc. (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling 855-844-8655; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S DIRECTORS

The Fund’s annual reports include information about the Fund’s Directors and are available without charge, upon request, by calling 855-844-8655 and by visiting the Commission’s website at www.sec.gov.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Management Discussion of Fund Performance

Looking Back on the Markets – June 30, 2021

A confluence of pandemic relief spending, expansionary monetary policy, and widespread vaccinations propelled economic growth and financial markets during the first half of 2021. U.S. real gross domestic product (“GDP”) rose 6.4% in the first quarter, the second fastest pace of growth since 2003 1, 3.3 million jobs were added since the beginning of the year, reducing the unemployment rate to 5.9% 2, and corporate earnings trended higher, benefitting from pent up demand during COVID. Risk-on sentiment and the global demand for yield continued alongside strong economic growth. Equities repeatedly notched new records and spreads grinded tighter.

The expanding economic growth and supply chain shortages engendered rising inflation expectations as the year progressed. U.S. consumer prices increased by 0.9% in June, a 5.4% year-on-year growth rate and the highest reading since 2008 3. We expect inflation pressures to moderate over the balance of the year, but acknowledge that inflation is rising faster than anticipated and boosted our 2021 U.S. consumer price index (“CPI”) forecast from 3.5% to 4.5% as a result 4 . On the rates front, we believe the Federal Reserve will continue to look through near-term inflation and keep financial conditions easy to achieve its employment targets. We believe real estate remains attractive in an inflationary environment, especially in sectors with the ability to reset rents frequently and for assets against which we can borrow long-dated fixed-rate debt. In our view, the floating rate nature of certain real estate debt instruments such as mezzanine debt and preferred equity allows investors to capture upward moves in rates.

Market Commentary

The real estate market continued to be a story of the “haves” and “have nots”, with the recovery divergent across markets and property types. Industrial and logistics, multifamily, and certain alternative sectors such as life sciences, cold storage and data centers, have thrived during the COVID era, while retail, hospitality and traditional office (market and asset dependent) have struggled. Industrial and logistics enter the second half of 2021 with the strongest fundamentals and demand on the back of continued e-commerce growth. Industrial cap rates have compressed over 60 basis points in 2021 alone, ending the second quarter at 4.4% 5 . Multifamily performance has been strongest in the Sunbelt states as COVID further accelerated pre-existing migration patterns away from high-cost coastal cities. The office sector showed signs of recovery in the first half of 2021 as workers began to return to offices. Gross office leasing activity rose by 29% to 35 million square feet in the second quarter, the first time that has surpassed 30 million square feet since the onset of COVID. Despite this increase, leasing activity is still 42% below the pre-pandemic quarterly average, underscoring the long road to recovery for office leasing fundamentals 6 . We believe in the value of high-quality offices located in regions benefitting from net in-migration, which have fared better than lower-quality offices located in dense urban cores. Retail rents and asset prices remained weak as consumer demand moved online. Increased leisure travel helped the hospitality industry in the first half of the year, but a full recovery is not expected until group and business travel resume in 2022.

Turning to the credit markets, commercial real estate direct lending remained competitive for lenders and accommodative for borrowers. Overall yields tightened as investors who were sidelined during COVID to focus on portfolio and asset management returned to the market. Favored sectors, such as industrial, multifamily, and life sciences, attracted the most competitive bids, while retail and hospitality lagged.

The commercial mortgage backed securities (“CMBS”) primary market saw a strong bounce back in the first six months of the year after a COVID induced slowdown in new issue volumes. Primarily, single asset single borrower (“SASB”) and commercial real estate collateralized loan obligation (“CRE CLO”) markets saw a surge of issuance activity driven by heightened demand for floating-rate paper as well as bias towards better performing property types and higher-quality assets 7 . On the other hand, conduit CMBS has been slower to recover as it has traditionally relied on larger shares of retail and lodging, sectors which have remained subdued. We expect conduit issuance will likely pick up in the back half of 2021 as the recovery broadens out, while SASB and CRE CLO issuance should continue the robust pace for the rest of the year.

1 As of March 31, 2021. Source: Federal Reserve Economic Data (access July 2021).

2 As of June 30, 2021. Source: Bureau of Labor Statistics (accessed July 2021). Seasonally adjusted, net total non-farm jobs added.

3 As of June 30, 2021. Source: Bureau of Labor Statistics (accessed July 2021).

4 Source: KKR Global Macro and Asset Allocation team, “Same As It Ever Was?”.

5 As of June 30, 2021. Source: Green Street (accessed July 2021).

6 As of July 2021. Source: JLL, “US office market statistics, trends & outlook”.

7 Source: J.P. Morgan Research, “CMBS Midyear Outlook” (accessed July 2021).

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

In summary, we are constructive on U.S. economic growth in the second half of 2021 even as inflation expectations remain elevated. Within the real estate market, we currently favor industrial and multifamily given strong fundamentals and macro tailwinds, and expect to broaden the focus of KREST’s stabilized real estate strategy over the next year to potentially include student housing and single family rental. We remain discerning within office as the longer-term impacts of work from home trends remain uncertain. However, we believe KREST’s prime single tenant strategy is an attractive way to invest in office as it targets the most prime office assets with high, long-term contractual cash flows from investment grade tenants located in growing cities, which provides near- and medium-term predictability certainty as post-COVID office trends play out. We are continuing to avoid retail given the long-term secular headwinds. We continue to believe real estate is an attractive asset class for investors to receive high-quality, collateral-backed cash flows and one that can serve as an effective hedge in inflationary environments.

Fund Background and Performance

KKR Real Estate Select Trust Inc. (“KREST” or the “Fund”) targets investing thematically in high-quality, stabilized real estate equity and debt primarily in top U.S. markets, with the ability to extend exposures globally into developed Asia and Europe. KREST invests in stabilized real estate (such as industrial and apartments), mezzanine loans and preferred equity backed by real estate, and prime single tenant properties, which combine the benefits of real estate – inflation protection, growth potential, and hard asset backing – with the high income, low volatility, and defensive nature of traditional fixed income. Through a diversified mix of these three strategies, the Fund seeks to provide attractive current income with a secondary objective of long-term capital appreciation. KREST is a tender offer closed-end investment company and is structured to qualify as a real estate income investment trust (“REIT”) for U.S. federal income purposes. The Fund’s adviser is part of the real estate group of KKR, a leading global investment firm.

On May 18, 2021, KREST’s Form N-2 Registration Statement was declared effective by the SEC, paving the way for the Fund to commence its public offering. Prior to being declared effective, KREST had already fully invested KKR’s $150 million seed equity capital commitment to the Fund in five investments acquired in the second half of 2020 and first half of 2021: three industrial assets located in Memphis, Tennessee, Raleigh-Durham, North Carolina, and Portland, Oregon, and two prime single tenant mixed-use buildings in Palo Alto, California and Seattle’s central business district. KREST began accepting its initial third-party investor subscriptions in June, increasing net asset value to $255 million as of July 23, 2021. We expect the Fund’s net asset value to continue to grow in the second half of 2021.

In May 2021, KREST commenced paying a regular distribution equivalent to an annualized $1.56 per share for Class I shareholders and a 5.8% distribution yield based on net asset value (“NAV”) per share of $27.00 as of July 23, 2021. We have been able to deliver this attractive immediate yield to investors because of seed investments made before the launch of the public offering.

As of June 30, 2021, the Fund owned five properties with over 2.4 million net rentable square feet in the prime single tenant and industrial sectors across the Pacific Northwest, West, and Southeast United States, representing over $590 million of real estate and $175 million net asset value. Since the Fund’s inception (July 2, 2020) to June 30, 2021, Class I shares have returned 16.92% 8 .

As of July 26, 2021, the Fund has a robust pipeline of incremental investment opportunities either awarded or under contract, including multiple attractive real estate credit opportunities collateralized with multifamily properties, a prime single tenant asset, and a logistic building in a high-growth market, displaying the full breadth of KREST’s three primary investment strategies 9 . The Fund plans to fund these opportunities with the proceeds of the Fund’s public offering and utilization of its revolving credit facility. The funnel of additional earlier stage attractive investment opportunities remains robust across KKR’s more than 115 person real estate investment team (including both domestic and international deal flow), allowing KREST to remain selective.

8 Performance since inception (July 2, 2020) through date indicated. Past performance does not guarantee future results. There can be no guarantee that current trends will continue. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted.

9 There can be no assurance that these transactions will close as expected or at all.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Business Updates

We thank you for your partnership and continued investment in KREST. We will seek to continue remarkable results realized in the first half of 2021 by KREST across all critical capital deployment, investment performance, and fundraising measures in the second half of 2021 and look forward to continuing to welcoming new investors to the Fund.

Thank you,

Billy Butcher

CEO and President of KREST

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Consolidated Schedule of Investments

		Value
Private Real Estate — 102.4%
Equity —102.4%
KRE EI Camino Real LLC (Cost — $25,864,825)		$26,844,592
AIP-PMR Industrial 3-Pack LP (Cost — $59,330,151)		68,995,039
KREST 300 Pine Member LLC (Cost — $79,953,661)		78,816,217

Total Private Real Estate (Cost — $165,148,637)		174,655,848

Total Investment before Short-Term Investment (Cost — $165,148,637)		174,655,848

	Shares
Short-Term Investment — 0.7%
BlackRock Liquidity Funds T-Fund – (Cost — $1,247,123)	1,247,123	1,247,123
Total Investments 103.1% (Cost — $166,395,760)		175,902,971

Liabilities in Excess of Other Assets — (3.1)%		(5,208,879)

Total Net Assets Applicable to Common Stockholders — 100.0%		$170,694,092

The following table represents the Fund’s investments categorized by asset allocation as of June 30, 2021:

Asset Allocation
Category	% of Net Assets
Private Real Estate	102.4%
Short-Term Investments	0.7%
Liabilities in Excess of Other Assets	(3.1%)
100.0%

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Consolidated Statement of Assets and Liabilities

Assets
Investments, at fair value (cost $166,395,760 )	$175,902,971
Cash	1,587,172
Restricted cash	200,000
Deferred offering costs	1,603,439
Due from Adviser	3,910,234
Prepaid expenses	5,593
Receivable for Fund shares sold	12,352,000

Total Assets	$195,561,409

Liabilities
Line of credit payable	$18,000,000
Due to Adviser	3,758,160
Distributions payable to Common Stockholders	759,281
Offering costs payable	514,387
Legal fees payable	396,905
Audit and tax fees payable	372,728
Director’s fees payable	215,816
Incentive fee payable	191,878
Interest payable	145,674
Organizational costs payable	67,854
Administration and custody fees payable	58,848
Shareholder reporting payable	49,516
Dividend payable to Cumulative Preferred Stockholders	43
Other accrued expenses	11,227
Other liabilities	200,000

Total Liabilities	$24,742,317

Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share in 2021)	125,000

Net Assets Applicable to Common Stockholders	$170,694,092

Net Assets Applicable to Common Stockholders:
Capital stock, $0.001 par value	$6,390
Paid-in capital ($0.001 par value, 500 million shares authorized)	171,345,610
Total distributable earnings (loss)	(657,908)

Total Net Assets Applicable to Common Stockholders	$170,694,092

Net Assets:
Class I : Net Asset Value Common Shares ( 158,342,092 / 5,927,253 shares)	$26.71

Class U : Net Asset Value Common Shares ( 12,352,000 / 462,449 shares)	$26.71

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Consolidated Statement of Operations
For the Six Months Ended June 30, 2021

Investment Income
Dividend income	$4,364,849

Total Investment Income	4,364,849

Expenses
Interest expense	344,175
Legal fees	498,450
Advisory fees	242,549
Administration and custody fees	263,364
Director’s fees	231,086
Audit and tax fees	143,810
Transfer agent fees	56,642
Insurance	101,657
Deferred offering costs	178,665
Organizational expenses	230,000
Incentive fees	191,878
Other expenses	155,269

Total expenses	2,637,545

Less: Fees waived by the Adviser	(242,549)
Less: Expenses reimbursed by the Adviser	(1,543,168)

Net Expenses	851,828

Net Investment Income	3,513,021

Unrealized Gain on Investments
Change in Net Unrealized Appreciation (Depreciation) From: Investments	7,392,842

Change in Net Unrealized Appreciation	7,392,842

Net Unrealized Gain on Investments	7,392,842

Distributions Paid to Series A Cumulative Preferred Stockholders	(6,459)

Increase in Net Assets Applicable to Common Stockholders from operations	$10,899,404

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (unaudited)	For the Period Ended December 31, 2020(1)
Operations :
Net Investment Income	$3,513,021	$1,198,635
Net realized gain	—	10,646
Change in unrealized appreciation	7,392,842	2,114,368
Distributions paid to Series A Cumulative Preferred Stockholders	(6,459)	—

Increase (Decrease) in Net Assets Applicable to Common
Stockholders From Operations	10,899,404	3,323,649

Distributions to Common Stockholders From :
Total Distributable Earnings	(14,880,961)	—

Decrease in Net Assets From Distributions to Common Stockholders	(14,880,961)	—

Fund Share Transactions
Net proceeds from sale of shares of Class I Shares	73,460,483	85,539,517
Net proceeds from sale of shares of Class U Shares(2)	12,352,000	—

Increase in Net Assets From Fund Share Transactions	85,812,483	85,539,517

Increase in Net Assets Applicable to Common Stockholders	81,830,926	88,863,166

Net Assets Applicable to Common Stockholders:
Beginning of period	88,863,166	—
End of period	$170,694,092	$88,863,166

(1) The Fund commenced operations on July 2, 2020.

(2) Class U Shares were seeded on June 30, 2021. Commencement of operations began on July 1, 2021.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2021

Cash Flows from Operating Activities:(1)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	$10,899,404
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:	—
Purchases of real estate and portfolio securities	(156,572,956)
Proceeds from disposition of long-term private real estate	76,619,295
Proceeds (purchases) of short-term securities, net	(1,247,123)
(Increase) decrease in receivable due from Adviser	(1,543,168)
(Increase) decrease in receivable for deferred offering costs	(459,474)
(Increase) decrease in other assets	439,622
(Increase) decrease in prepaid expenses	(5,593)
(Increase) decrease in payable due to Adviser	3,758,160
Increase (decrease) in administration and custody fees payable	(80,777)
Increase (decrease) in shareholder reporting payable	29,516
Increase (decrease) in incentive fee payable	191,878
Increase (decrease) in director’s fees payable	25,406
Increase (decrease) in legal fees payable	261,905
Increase (decrease) in interest payable	145,674
Increase (decrease) in audit and tax fees payable	127,729
Distribution payable to Series A Cumulative Preferred Stockholders	43
Increase (decrease) in organizational costs payable	(1,598,996)
Increase (decrease) in offering costs payable	(629,578)
Increase (decrease) in other liabilities	200,000
Increase (decrease) in accrued other expenses payable	(109,834)
Change in net unrealized (appreciation) depreciation on investments	(7,392,842)

Net cash provided by (used in) operating activities	(76,941,709)

Cash Flows from Financing Activities
Proceeds from line of credit	80,000,000
Repayment of line of credit	(62,000,000)
Proceeds from sale of common stock	73,460,483
Proceeds from issuance of Series A Cumulative Preferred Stock	125,000
Payment of dividends and distributions to common stockholders	(14,121,680)

Net cash provided by (used in) financing activities	77,463,803

Net Increase (Decrease) in Cash	522,094

Cash:
Cash, beginning of period	1,265,078

Cash, end of period(2)	$1,787,172

(1) Interest expense paid by the Fund was $198,501

(2) Includes restricted cash of $200,000.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Consolidated Financial Highlights
	For the Six Months Ended June 30, 2021 (unaudited)	For the Period from July 2, 2020 (1) to December 31, 2020
Class I Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$26.32	$25.00

Income from operations:
Net investment income	0.75	0.35
Net realized and unrealized gain	2.15	0.97

Total income from operations	2.90	1.32
Less distributions from:
Net investment income	(2.51)	–

Net asset value, end of period	$26.71	$26.32

Total return(3)	11.05%	5.29%
Ratio to average net assets(4)
Expenses, before waiver	4.18%	8.35%
Expenses, after waiver	1.35%	0.50%
Expenses, after waivers and excluding interest expense and incentive fees	0.50%	0.50%
Net investment income	5.56%	3.97%
Supplemental data
Net assets, end of period	$170,694,092	$88,863,166
Portfolio turnover rate(5)	65.03%	0.77%

(1)	The Fund commenced operations on July 2, 2020.
(2)	Per share calculations were performed using the average shares outstanding at the end of the period.
(3)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table.

(4)	Annualized. Please refer to Note 4 for a discussion of the timing of management and incentive fees.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Consolidated Notes to Financial Statements

1. Organization

KKR Real Estate Select Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that intends to continuously offer its shares of common stock. The Fund is a Maryland corporation and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s Board of Directors authorized 500 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to provide attractive current income with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of real estate, including in the form of property investments and real estate-related debt interests and to a lesser extent in traded real estate-related securities.

KKR Registered Advisor LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund entered into the investment advisory agreement with KKR Registered Advisor LLC.

As of June 30, 2021, the Fund had issued 5,927,253 shares of Class I Shares for an aggregate sale price of $159,000,000 and 462,449 shares of Class U Shares for an aggregate sale price of $12,352,000.

On January 27, 2021, the Fund completed a private placement of 125 shares of 12.00% Cumulative Preferred Stock (the “Preferred Stock”) for aggregate gross proceeds of $125,000. At June 30, 2021, the Fund had 125 shares of Preferred Stock outstanding with a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the Fund or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

2. Summary of Significant Accounting Policies

Basis of Presentation – The Fund is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies (“ASC 946”). The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), using the specialized guidance in ASC 946, and are stated in United States (“U.S.”) dollars. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates. The Fund owns and plans to continue to own all or substantially all of its property investments through a wholly-owned operating partnership. These financial statements are consolidated financial statements of the Fund and its wholly-owned operating partnership. All intercompany transactions have been eliminated in consolidation.

Valuation of Investments – The Board of Directors (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility for ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser, subject to the Board’s oversight.

Investments are stated at fair value in a manner consistent with GAAP. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, are as follows:

Level 1 – Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Level 2 – Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly . Level 2 inputs include quoted prices for similar instrument s in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 – Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted price s may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. Assets and liabilities that are valued using Level 3 of the fair value hierarchy are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices and valuation models. Valuation models are based on discounted cash flow techniques, for which the key inputs are the amount and timing of expected future cash flows, market yields for such instruments and recovery assumptions. Inputs are determined based on relative value analyses, which incorporate similar instruments from similar issuers.

Independent Valuation Adviser

The Board, including a majority of independent directors, has appointed an independent valuation adviser (“Independent Valuation Adviser”) to provide valuation services to the Fund. The Independent Valuation Adviser, subject to the oversight of the Adviser and the Board, is responsible for coordinating third party appraisals of the Fund’s underlying investments in real properties and providing valuations and appraisal of the Fund’s underlying investments in real properties and debt investments for which there are not reliable readily available market quotations.

Private commercial real estate

The Fund’s investments in real estate ventures are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The Adviser expects the primary methodology used to value the Fund’s underlying real properties owned by the Fund’s real estate ventures will be the income approach, whereby value is derived by determining the present value of an asset’s expected stream of future cash flows. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate evidence. Fair value using the income approach is generally assessed at regular intervals and also in response to material, unbudgeted non-recurring income and expense

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to such property when the Adviser becomes aware of such events and the relevant information is available. Ongoing adjustments to the fair value derived using the income approach are also made to reflect (1) the accrual of income by the Fund’s investment in real estate ventures on the basis of data extracted from the annual budget for such property and (2) the calculated change in fair value resulting from the application of the income approach as of the next regular future valuation date recognized on straight-line basis through such date.

Each asset is appraised by a third-party appraiser other than the Independent Valuation Adviser at least once per year and by the Independent Valuation Adviser the remaining months of the year.

Investment Transactions – Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the life of the investment. Realized gains and losses are calculated on the identified cost basis.

Dividend Income from Underlying Investments – Distributions made to the Fund by the underlying investments in which the Fund invests may take several forms. The Fund re-characterizes distributions received from the underlying investments based on information provided by the underlying investment into the following categories: dividend income, long-term capital gains, and return of capital.

Organization and Offering Costs – Organization costs are expensed as incurred. Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Organization costs will be reimbursed by the Adviser, subject to potential recoupment as described in Note 4. For the six months ended June 30, 2021, the Fund incurred organization costs of $55,000.

Offering costs include registration fees and legal fees regarding the preparation of the Fund’s initial registration statement. Offering costs were deferred until an offering to third party stockholders occurred and are amortized straight line over a 12 month period from May 2021. The total amount of the offering costs incurred by the Fund was $178,665 for the six months ended June 30, 2021.

Income Taxes – The Fund intends to elect to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares of common stock, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to stockholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to stockholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to stockholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

Other Information – The Fund believes the estimates and assumptions underlying these consolidated financial statements are reasonable and supportable based on the information available as of June 30, 2021, however uncertainty over the ultimate impact COVID-19 will have on the global economy generally, and the Fund’s business in particular, makes any estimates and assumptions as of June 30, 2021 inherently less certain than they would be absent the current and potential impacts of COVID-19. Actual results may ultimately differ materially from those estimates.

Certain events particular to each real estate market in which the Fund’s existing investments conduct their operations, as well as general economic, political, and geographic conditions, may have a significant negative impact on the operations and profitability of the investments. Such events are beyond the Fund’s control and cannot be predicted with certainty.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

3. Investments

During 2020, the Fund, through its wholly-owned operating partnership, acquired a 100% equity interest in a real estate operating company (“AIP-PMR Industrial 3-Pack”, formerly known as Industrial Op Co I LP) which currently holds fee simple interests in three industrial properties totaling approximately 1,529,000 square feet. AIP-PMR Industrial 3-Pack’s properties consist of a distribution center located in the Portland, Oregon metropolitan area, a distribution center located in the Memphis, Tennessee metropolitan area and a last mile distribution center located in the Raleigh-Durham, North Carolina metropolitan area. Each property is 100% leased to a separate single tenant. AIP-PMR Industrial 3-Pack acquired the three properties for an aggregate purchase price of approximately $168.3 million through a combination of property-level debt and equity investment by the Fund. A limited liability company controlled by employees of the operating partner to AIP-PMR Industrial 3-Pack acquired equity interests in AIP-PMR Industrial 3-Pack in a private transaction effective as of December 31, 2020. As of June 30, 2021, the Fund’s investment in AIP-PMR Industrial 3-Pack had a cost of $59,330,151 and an estimated fair value of $68,995,039 and represented approximately 99.5% of the economic interests in the company. For the six months ended June 30, 2021, the Fund recognized an unrealized gain of $7,564,911 related to AIP-PMR Industrial 3-Pack.

During 2020, the Fund, through its wholly-owned operating partnership, acquired a 100% equity interest in a real estate operating company (“KRE El Camino”) which currently holds a fee simple interest in a mixed-use property in Palo Alto, California totaling approximately 77,000 square feet. The property is primarily leased to a single investment-grade tenant pursuant to a lease with approximately 17 years of term remaining. KRE El Camino acquired the property for a purchase price of approximately $106 million through a combination of property-level debt and equity investment by the Fund. A limited liability company controlled by employees of the operating partner to KRE El Camino acquired equity interests in KRE El Camino in a private transaction effective as of December 31, 2020. As of June 30, 2021, the Fund’s investment in KRE El Camino had a cost of $25,864,825 and an estimated fair value of $26,844,592 and represented approximately 99.5% of the economic interests in the company. For the six months ended June 30, 2021, the Fund recognized an unrealized gain of $965,375 related to KRE El Camino.

During 2021, the Fund, through its wholly-owned operating partnership, acquired an equity interest in a real estate operating company (“KREST 300 Pine”) which currently holds a fee simple interest in a mixed-use property in Seattle, Washington totaling approximately 770,000 square feet. The property is primarily leased to a single investment-grade tenant pursuant to a lease with approximately 12 years of term remaining. As of June 30, 2021, the Fund’s investment in KREST 300 Pine had a cost of $79,953,661 and an estimated fair value of $78,816,217 and represented approximately 50.5% of the economic interests in the company. For the six months ended June 30, 2021, the Fund recognized an unrealized loss of $1,137,444 related to KREST 300 Pine.

Below is a summary of the latest available financial information for the Fund’s unconsolidated significant subsidiaries as of June 30, 2021. Each of the Fund’s significant subsidiaries is a real estate operating venture that uses historical cost-based accounting whereby real properties are accounted for at cost and subject to depreciation expense as presented below. The Fund values its interests in these significant subsidiaries at fair value.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

	As of June 30, 2021

	AIP-PMR Industrial 3-Pack	KRE El Camino	KREST 300 Pine	Total

Balance Sheet:
Assets:
Real estate properties	$152,845,487	$103,566,027	$584,080,144	$840,491,658
Cash	2,427,509	1,094,171	23,759,011	27,280,691
Other assets	11,296,320	8,810,144	2,397,969	22,504,433

Total assets	166,569,316	113,470,342	610,237,124	890,276,782

Liabilities and equity:
Financing secured by properties	107,470,301	79,412,939	448,896,286	635,779,526
Other liabilities	3,216,426	8,486,503	6,329,568	18,032,497

Total liabilities	110,686,727	87,899,442	455,225,854	653,812,023

Equity	55,882,589	25,570,900	155,011,270	236,464,759

Total liabilities and equity	$166,569,316	$113,470,342	$610,237,124	$890,276,782

	For the six months ended June 30, 2021

	AIP-PMR Industrial 3-Pack	KRE El Camino	KREST 300 Pine	Total

Income statement:
Revenue	$5,773,811	$4,062,943	$9,215,485	$19,052,239
Expenses	(5,973,192)	(3,540,662)	(10,506,357)	(20,020,211)

Net income (loss)	$(199,381)	$522,281	$(1,290,872)	$(967,972)

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain, material Level 3 investments.

	Fair Value at June 30, 2021	Valuation Technique	Unobservable Input(s)	Value	Impact to Valuation from an Increase in Input

Real Estate Investments:
AIP-PMR Industrial 3-Pack	$68,995,039	Discounted Cash Flow	Discount rate	5.25%-6.25%	Decrease
			Exit Capitalization Rate	4.5%-5.25%	Decrease
KRE El Camino	$26,844,592	Discounted Cash Flow	Discount rate	5.75%	Decrease
			Exit Capitalization Rate	4.75%	Decrease
KREST 300 Pine	$78,816,217	Discounted Cash Flow	Discount rate	6.00%	Decrease
			Exit Capitalization Rate	5.50%	Decrease

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

4. Related Party Transactions

Investment Advisory Agreement — The Board approved the Fund’s investment advisory agreement with the Adviser on July 29, 2020. The Fund entered into the Advisory Agreement on May 18, 2021. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee at the annual rate of 1.25% of the average daily value of the Fund’s net assets (the “Management Fee”) and a quarterly incentive fee at the annual rate of 12.5% of the Fund’s Portfolio Operating Income, as defined below. However, the Adviser has voluntarily agreed to waive its Management Fee from effectiveness of the Fund’s registration statement for the initial offering of its common shares until December 31, 2021.

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income (as defined below) from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the incentive fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment writedowns on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

Under the investment advisory agreement and pursuant to exemptive relief received from the SEC, the Adviser may elect to receive all or a portion of its management and incentive fees in shares of the Fund’s common stock.

During the period ended June 30, 2021, the Adviser earned and waived a Management Fee of $242,549 and earned an Incentive Fee of $191,878.

Expense Limitation Agreement — The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser will waive its monthly Management Fee and pay, absorb or reimburse the Fund’s “Specified Expenses” (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed a 0.50% of the average daily value of the Fund’s net assets. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management fee, (ii) the incentive fee, (iii) the servicing fee, (iv) the distribution fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Adviser). The Fund has agreed to repay these amounts (“Reimbursement Payment”), when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than a specified percentage of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the 36-month period after the Adviser bears the expense. The Expense Limitation Agreement will be in effect through December 31, 2022, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.

As of June 30, 2021, the Adviser agreed to reimburse expenses of $1,543,168 incurred by the Fund for the six months ended June 30, 2021, pursuant to the Expense Limitation Agreement.

Administrator — KKR Fund Administration LLC (the “Administrator”) serves as the Fund’s administrator and accounting agent. The Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Fund bears all costs and expenses of its operations, administration and transactions, including, the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its duties, including the allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund.

The Bank of New York Mellon, serves as sub-administrator to the Fund. Under the Sub-Administration Agreement, the Sub-Administrator maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Fund’s shares

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

of common stock, and generally managing the administrative affairs of the Fund. The Bank of New York Mellon also provides real estate administrative services to the Fund.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

Certain of the Fund’s unconsolidated subsidiaries have engaged affiliated property managers to provide property and asset management services. The Fund’s joint venture partner in certain of the Fund’s unconsolidated subsidiaries are vehicles held by employees of affiliated property managers. For the six months ended June 30, 2021, affiliated property managers earned $115,023 in property and asset management fees payable by the Fund’s unconsolidated operating entity subsidiaries.

Please refer to Note 7 – Line of Credit for a discussion of the Fund’s line of credit with an affiliate of the Adviser.

5. Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of June 30, 2021, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Assets
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Observable Inputs (Level 3)	Total
Long-Term Investment:
Private Real Estate	$—	$—	$174,655,848	$174,655,848

Total Long-Term Investment	—	—	174,655,848	174,655,848

Short-Term Investment	1,247,123	—	—	1,247,123

Total Investments	$1,247,123	$—	$174,655,848	$175,902,971

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Private Real Estate

Balance at December 31, 2020	87,309,345
Purchases	156,572,956
Sales	(76,619,295)
Net change in appreciation/(depreciation)	7,392,842
Net realized gain/(loss)	—

Balance as of June 30, 2021	174,655,848

Net change in appreciation/(depreciation) on investments held at June 30, 2021	7,392,842

6. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended June 30, 2021 were as follows:

Investments
Purchases	$ 156,572,956
Sales	76,619,295

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

7. Line of Credit

The Fund has an unsecured line of credit up to a maximum amount of $100,000,000, which consists of a $50,000,000 committed unsecured line of credit and a $50,000,000 uncommitted unsecured line of credit with an affiliate of the Adviser. The line of credit has a one year term with the ability to extend for an additional year and bears interest at a fixed rate per annum equal to the Fund’s then-current borrowing rate offered by a third-party provider or, if such rate is not offered, the Libor Rate applicable to such Loan plus 3.000%. As of June 30, 2021, the actual interest rate on borrowing by the Fund was 3.202%. For the period ended June 30, 2021, the weighted average interest rate and the average dollar amount of borrowings on the days the Fund had a loan outstanding were 3.202% and $42,527,473, respectively. With respect to these borrowings, interest expense of $344,175 is included in the Statement of Operations.

8. Risk Considerations

An investment in the Fund, and the Fund’s investments, will be subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets, among other risks. These risks include, but are not limited to, those described below:

Commercial Real Estate Industry Risk — The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of private commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of real estate debt and traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.

Private Commercial Real Estate Risk — Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations. The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn.

Prime Single Tenant Risk — The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. Certain of the Fund’s investments in prime single tenant properties may be leased out to single tenants that the Adviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on our business and financial results. As a result, such tenants may in the future be, required to suspend operations at our properties for what could be an extended period of time. Further, if such tenants default under their leases, we may not be able to promptly enter into a new lease or operating arrangement for such properties, rental rates or other terms under any new leases or operating arrangement may be less favorable than the terms of the current lease or operating arrangement or we may be required to make capital improvements to such properties for a new tenant, any of which could adversely impact our operating results.

Liquidity Risk — The Fund is designed primarily for long-term investors and an investment in the Fund’s common stock should be considered illiquid. The common stock is not currently listed for trading on any securities exchange. There is currently no public market for the common stock and none is expected to develop. Although the Fund may offer to repurchase common stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that stockholders could lose money.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rate s could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties of derivative contracts (whether a clearing corporation in the case of exchange -traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Illiquid Investment Risk — Many of the Fund’s investments will be illiquid, including the Fund’s private commercial real estate investments. A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic , political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S . dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

9. Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

10. Subsequent Event

The Fund has evaluated subsequent events from the date of the consolidated financial statements of June 30, 2021 through August 20, 2021, the date these consolidated financial statements were issued and has determined that there have been no subsequent events that require recognition or disclosure in the consolidated financial statements, other than as discussed below.

During July 2021, the Fund, through its wholly-owned operating partnership, acquired an equity interest in a real estate operating company (“HQ @ First”) which acquired a fee simple interest in an office campus in North San Jose, California totaling approximately 604,000 square feet with proceeds from equity subscriptions and property-level debt. The property is primarily leased on a long term basis to a single investment-grade tenant. The Fund invested approximately $136.2 million representing approximately 99.5% of the economic interests of HQ @ First.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Approval of Investment Advisory Agreement

Background

At a meeting of the Board of KKR Real Estate Select Trust Inc. (the “Fund”) held on July 29, 2020 (the “Meeting”), the members of the Board, including the Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the investment advisory agreement (the “Investment Advisory Agreement”) between KKR Registered Advisor LLC (the “Adviser”) and the Fund.

Prior to the Meeting, the Independent Directors received a memorandum from legal counsel to the Fund concerning the duties and responsibilities of board members in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including, but not limited to, materials prepared by the Adviser comparing fee and expense information to a collection of registered real estate investment trusts and closed-end funds believed by the Adviser to have comparable investment objectives and strategies (collectively, the “Peer Funds”).

The Independent Directors discussed with management the materials provided by management prior to the scheduled board meeting.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:

Nature, Extent and Quality of Services

In considering the nature, extent and quality of services to be provided by the Adviser, the Board relied on their collective experience with real estate and real estate-related funds and the experience of certain Independent Directors as directors of closed-end funds or business development companies, as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser, in collaboration with KKR Fund Administration LLC, the affiliated administrator of the Fund, expects to coordinate and oversee the provision of services provided to the Fund by other service providers.

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who will provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio. The Board noted the Adviser’s extensive experience in managing portfolios of equity and debt capital across real estate investment strategies, and analytical and risk management capabilities. The Board determined that the nature and extent of services to be provided by the Adviser to the Fund were appropriate and that the Fund should benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

Performance, Fees and Expenses of the Fund

Past performance of the Fund was not a factor considered by the Board, as the Fund would be a new fund not yet publicly offered. The Board then considered the performance of other funds with comparable investment strategies and the prior experience of the portfolio management team in managing other funds and accounts.

The Board discussed with the Adviser the Fund’s proposed fees and expenses relative to the Peer Funds and other accounts advised by the Adviser or its affiliates. The Board noted that the Fund’s base advisory fee is generally comparable to the base advisory fees charged by the Adviser or its affiliates to other clients for which it or its affiliates provides comparable services or uses overlapping portfolio management team members. The Board also noted that the incentive fee payable by the Fund to the Adviser was similar to incentive fees paid by other clients with similar strategies, but that, unlike the incentive fee payable by other clients, the Fund’s incentive fee would only be charged on the Fund’s portfolio operating income and not the Fund’s total return. The Board further noted the Fund’s proposed management fee, including the base advisory fee and incentive fee, was generally in line with the management fees charged by a majority of the Peer Funds. Following its review, in light of the extent and quality of services that the Board believes the Fund will receive, the Board determined that the Fund’s proposed fees and expenses were reasonable.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how they relate to the structure of the Fund’s advisory fee schedule, which does not include breakpoints. The Board considered that the Fund’s growth prospects were uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Investment Advisory Agreement at the present time.

Profitability of the Adviser and Affiliates

The Board considered the expected profitability to the Adviser of its relationship with the Fund. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at the present time in connection with the Fund.

Resources of the Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board noted in this regard the substantial financial commitment that the Adviser’s affiliate would make to provide the initial seed capital for the Fund. The Board also reviewed and considered the proposed relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors

The Board considered the controls and procedures adopted and implemented by the Adviser that will be monitored by the Fund’s Chief Compliance Officer and concluded that the proposed conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that the proposed advisory fee was reasonable in light of the services to be provided by the Adviser and it would be in the best interests of the Fund and its shareholders to approve the Investment Advisory Agreement for an initial two-year period from the date of initial effectiveness of the Fund’s Registration Statement. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors during the Meeting. Individual Board members may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the Investment Advisory Agreement.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Distribution Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to stockholders will automatically be reinvested in additional shares of common stock (“Shares”) by DST Asset Manager Solutions, Inc. (the “DRIP Administrator”) unless the stockholders elects to receive cash. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution via email at kkrcrmteam@dstsystems.com, by telephone at (855) 844-8655 or in writing to DST Asset Manager Solutions, Inc. at KKR Real Estate Select Trust, Inc., PO Box 219302, Kansas City, MO 64121-9302. Stockholders whose Shares are held in the name of a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. All distributions to stockholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Fund’s board of directors declares a distribution.

The DRIP Administrator maintains all stockholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes Shares purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to Shares issued directly by us as a result of regular distributions or capital gains distributions payable either in Shares Stock or in cash.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to DST Asset Manager Solutions, Inc.

For direct stockholders, if you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. Stockholders that invest through a financial intermediary should contact their financial intermediary directly.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•

Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•

For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•	For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

Real Estate Select Trust Inc.	June 30, 2021 (Unaudited)

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) KKR Real Estate Select Trust Inc.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President (principal executive officer)

Date August 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President (principal executive officer)

Date August 25, 2021

By (Signature and Title)*	/s/ Megan Gaul
Megan Gaul, Chief Financial Officer, Chief
Accounting Officer and Treasurer (principal financial officer)

Date August 25, 2021

* Print the name and title of each signing officer under his or her signature.